UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2005

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AVENUE GROUP, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	000-30-543	90-0200077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue

26th floor

New York, New York 10174

(Address of principal executive offices)

(888) 612-4188

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4. Matters Related to Accountants and Financial Statements

Item 4.01.

Changes in Registrant’s Certifying Accountant

As previously reported on the Current Report on Form 8-K filed by Avenue Group, Inc. (the “Registrant”) with the Securities and Exchange Commission on July 18, 2005, Weinberg & Company, P.A. resigned as the Registrant’s principal independent accountants on July 13, 2005.

On August 15, 2005, the Registrant retained Sherb & Co. to serve as the Registrant’s new principal independent accountants. Such action was recommended and approved by the Registrant’s Board of Directors.

During the Registrant’s two most recent fiscal years and through August 15, 2005: (1) the Registrant did not consult Sherb & Co. regarding either the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on Registrant’s financial statements; (2) neither a written report nor oral advice was provided to the Registrant by Sherb & Co. that they concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; and (3) the Registrant did not consult Sherb & Co. regarding any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions) or any of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Information.
Not applicable

(b)

Pro forma financial information
Not applicable

(c)

Exhibits.

Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE GROUP, INC.
(Registrant)
By:	/s/ Levi Mochkin
Name:	Levi Mochkin
Title:	President and Chief Executive Officer

Date:    August 16, 2005

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